Fees Summary	Aug. 24, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,716.94
Total Fee Amount	1,716.94
Total Transaction Valuation	12,432,583.47
Total Offset Amount	0
Net Fee	$ 0